UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 15, 2025

Chrome Holding Co.

(Exact name of registrant as specified in its charter)

Delaware	001-39587	87-1240344
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

870 Market Street, Room 415

San Francisco, California 94102

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (650) 938-6300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure

As previously disclosed, on March 23, 2025, Chrome Holding Co., a Delaware corporation (the “Company”), and certain of its subsidiaries (collectively, the “Filing Subsidiaries” and, together with the Company, the “Debtors”) filed voluntary petitions seeking relief under Chapter 11 of Title 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court (the “Court”) for the Eastern District of Missouri (the “Chapter 11 Cases”).

As previously disclosed, on July 14, 2025, the Debtors sold substantially all of their assets to TTAM Research Institute, a California nonprofit public benefit corporation (“TTAM”) for a total purchase price of $302.5 million in cash, in addition to TTAM’s assumption and payment of certain liabilities. The asset purchase agreement by and between the Debtors and TTAM also provides that TTAM will acquire the Debtors’ Lemonaid telehealth business (“Lemonaid Health”) under the Proposed Plan (as defined below) for a purchase price of $2.5 million, subject to higher and better offers. The Debtors continue to honor their post-closing sale obligations and otherwise work toward winding down their estates and concluding their Chapter 11 Cases through a confirmed chapter 11 plan.

On August 15, 2025, the Debtors filed with the Court the Joint Plan of Chrome Holding Co. and its Debtor Affiliates Pursuant to Chapter 11 of the Bankruptcy Code (the “Proposed Plan”) and a related Disclosure Statement (the “Proposed Disclosure Statement”). The Proposed Disclosure Statement provides, among other things, a summary of (i) the Proposed Plan, summarized in greater detail below, including the Debtors’ classification of claims against, and interests in, the Debtors (ii) the events leading to the Chapter 11 Cases, (iii) certain events that have occurred or are anticipated to occur during the Chapter 11 Cases, including the Debtors’ solicitation of votes from certain of the Debtors’ creditors and equity holders to approve the Proposed Plan, and (iv) certain other aspects of the Chapter 11 Cases. The Proposed Plan and Proposed Disclosure Statement, as well as other court filings and information about the Chapter 11 Cases, can be accessed free of charge at a website maintained by the Debtors’ claims, noticing, and solicitation agent, Kroll at https://restructuring.ra.kroll.com/23andMe. Capitalized terms used but not defined herein have the meanings ascribed to such terms in the Proposed Disclosure Statement or the Proposed Plan, as applicable.

Although the Debtors intend to pursue the objectives and the terms set forth in the Proposed Plan and the Proposed Disclosure Statement, there can be no assurance that the Proposed Plan will be approved by the Court or that the Debtors will be successful in consummating the transactions set forth in the Proposed Plan or any similar transaction, on different terms or at all. The Bankruptcy Code does not permit solicitation of acceptances of a chapter 11 plan until the Court approves the disclosure statement relating to the chapter 11 plan. Accordingly, neither the Debtors’ filing of the Proposed Plan and Proposed Disclosure Statement, nor this Current Report on Form 8-K, is a solicitation of votes to accept or reject the Proposed Plan. Any such solicitation will be made pursuant to and in accordance with applicable law, including orders of the Court. The Proposed Disclosure Statement and Proposed Plan have been filed with the Court for approval but have not been approved by the Court to date.

Summary of the Proposed Plan

In accordance with the Proposed Plan, holders of the following classes of claims against and interests in the Debtors will receive the following treatment if the Proposed Plan is confirmed and the conditions precedent to effectiveness are met (such date, the “Effective Date”):

Class 1 – Other Secured Claims

Each Holder of an Allowed Other Secured Claim will receive, in full and final satisfaction, settlement, release, and discharge of and in exchange for its Claim, at the option of the Debtors or the Plan Administrator, as applicable:

•	payment in full in Cash of such Holder’s Allowed Other Secured Claim;

•	delivery of the collateral securing such Holder’s Allowed Other Secured Claim; or

•	such other treatment rendering such Holder’s Allowed Other Secured Claim Unimpaired in accordance with section 1124 of the Bankruptcy Code.

Class 2 – Other Priority Claims

Each Holder of an Allowed Other Priority Claim will receive, in full and final satisfaction, compromise, settlement, and release of, and in exchange for its Claim, payment in full in Cash or such other treatment in a manner consistent with the provisions of section 1129(a)(9) of the Bankruptcy Code on the following terms: (i) if such Allowed Other

Priority Claim is Allowed as of the Effective Date, the Effective Date or as soon thereafter as reasonably practicable (or, if payment is not then due, the date such Allowed Other Priority Claim becomes due and payable, or as soon thereafter as reasonably practicable); and (ii) if such Allowed Other Priority Claim is not Allowed as of the Effective Date, the date such Other Priority Claim is Allowed or as soon thereafter as reasonably practicable. Allowed Other Priority Claims that arise in the ordinary course of the Debtors’ business and which are not due and payable on or before the Effective Date will be paid in the ordinary course of business in accordance with the terms thereof.

Class 3 – U.S. Data Breach Class Settlement Claims

Each Holder of a U.S. Data Breach Class Settlement Claim will receive, in full and final satisfaction, compromise, settlement, and release of, and in exchange for its Claim, their portion of the U.S. Data Breach Class Settlement Fund as set forth is the U.S. Data Breach Settlement Fund Agreement.

Class 4 – U.S. Data Breach Arbitration Settlement Group Claims

Each Holder of an Allowed U.S. Data Breach Arbitration Settlement Group Claim will receive, in full and final satisfaction, compromise, settlement, and release of, and in exchange for its Claim:

•

if the U.S. Data Breach Arbitration Settlement Agreement Payment Condition is satisfied, their portion of the U.S. Data Breach Arbitration Settlement Amount to be distributed in accordance with the U.S. Data Breach Arbitration Settlement Agreement; provided that any Holder of a U.S. Data Breach Arbitration Non-Settling Claim shall receive the same treatment as Holders of Allowed Chrome Other General Unsecured Claims; or

•

if the U.S. Data Breach Arbitration Settlement Agreement Payment Condition is not satisfied, all Holders of U.S. Data Breach Arbitration Settlement Group Claims shall receive the same treatment as Holders of Allowed Chrome Other General Unsecured Claims.

Class 5 – Canadian Data Breach Class Settlement Claims

Each Holder of a Canadian Data Breach Settlement Claim will receive, in full and final satisfaction, compromise, settlement, and release of, and in exchange for its Claim, their portion of the Canadian Data Breach Class Settlement Fund as set forth in the Canadian Data Breach Settlement Fund Agreement.

Class 6 – Chrome Commercial Claims

Each Holder of an Allowed Chrome Commercial Claim will receive, in full and final satisfaction, compromise, settlement, and release of, and in exchange for its Claim, a Pro Rata portion of Class A-1 Plan Administration Trust Interests.

Class 7 – Chrome Other General Unsecured Claims

Each Holder of an Allowed Chrome Other General Unsecured Claim will receive, in full and final satisfaction, compromise, settlement, and release of, and in exchange for its Claim, a Pro Rata portion of the Class A-2 Plan Administration Trust Interests.

Class 8 – Lemonaid Commercial Claims

Each Holder of an Allowed Lemonaid Commercial Claim will receive, in full and final satisfaction, compromise, settlement, and release of, and in exchange for its Claim, a Pro Rata portion of the Class A-3 Plan Administration Trust Interests.

Class 9 – Lemonaid Other General Unsecured Claims

Each Holder of an Allowed Lemonaid Other General Unsecured Claim will receive, in full and final satisfaction, compromise, settlement, and release of, and in exchange for its Claim, a Pro Rata portion of the Class A-4 Plan Administration Trust Interests.

Class 10 – Intercompany Claims

On the Effective Date, Intercompany Claims may be Reinstated as of the Effective Date solely for the purpose of facilitating the Wind-Down Transactions or, at the Debtors’ option, be cancelled, released, and extinguished without any distribution on account of such Claims.

Class 11 – Intercompany Interests

On the Effective Date, all Intercompany Interests may be Reinstated as of the Effective Date solely for the purpose of facilitating the Wind-Down Transactions or, at the Debtors’ option, may be cancelled, released, and extinguished, without any distribution on account of such Interest.

Class 12 – HoldCo Interests

Each Holder of an Allowed HoldCo Interest will receive, in full and final satisfaction, compromise, settlement, and release of, and in exchange for its Interest, a portion of the Class B Plan Administration Trust Interests, as set forth in the Plan Administration Trust Agreement.

Means for Implementation of the Proposed Plan

Pursuant to their Court-approved bidding procedures, the Debtors conducted an auction and a final bidding round for the sale of all or substantially all of their assets. On June 27, 2025, the Court approved the sale of substantially all of the Debtors’ assets to TTAM, and, on July 14, 2025, the Debtors closed the sale to TTAM. The Debtors intend to consummate the sale of Lemonaid Health under the Proposed Plan and wind down their remaining business operations.

The Proposed Plan contemplates that the Debtors will fund the distributions under the Proposed Plan with the proceeds from the sales of their assets, cash on hand, the proceeds of any Retained Causes of Action, and the proceeds of the Debtors’ Cyber Insurance Policies. On, before, or after the Effective Date, pursuant to the Proposed Plan, the Debtors or the Plan Administration, as applicable, will establish the Plan Administration Trust and several reserves within the Plan Administration Trust to facilitate distributions to Holders of Allowed Claims and Interests in accordance with the terms of the Proposed Plan, including the Waterfall Recovery.

Information contained in the Proposed Plan and the Proposed Disclosure Statement is subject to change, whether as a result of amendments or supplements to the Proposed Plan or Proposed Disclosure Statement, third-party actions, or otherwise, and should not be relied upon by any party. Such amendments and supplements will also be available for review and free of charge online at https://restructuring.ra.kroll.com/23andMe. Such amendments and supplements may be filed with the Court without the filing of an accompanying Current Report on Form 8-K. The documents and other information available via website or elsewhere are not part of this Current Report on Form 8-K and will not be deemed incorporated herein.

Copies of the Proposed Plan and the Proposed Disclosure Statement are attached as Exhibit 99.1 and 99.2, respectively, to this Current Report on Form 8-K. The foregoing description of the Proposed Plan and Proposed Disclosure Statement is a summary only and is qualified in its entirety by reference to the full text of the Proposed Plan and the Proposed Disclosure Statement.

The information contained in Item 7.01 and Exhibits 99.1 - 99.2 to this report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be incorporated by reference into any previous or future registration statement filed under the Securities Act of 1933, as amended (the “Securities Act”), unless specifically identified therein as being incorporated by reference.

Additional Information on the Chapter 11 Cases

Court filings and information about the Chapter 11 Cases can be found at a website maintained by the Company’s claims agent Kroll at https://restructuring.ra.kroll.com/23andMe, by calling (888) 367-7556, or by sending an email to 23andMeInfo@ra.kroll.com. The documents and other information available via website or elsewhere are not part of this Current Report on Form 8-K and will not be deemed incorporated herein.

Cautionary Note Regarding the Company’s Common Stock

The Company cautions that trading in the Company’s Class A common stock, $0.0001 par value per share (the “Common Stock”) during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks. Trading prices for the Company’s Common Stock may bear little or no relationship to the actual recovery, if any, by holders of the Common Stock in the Chapter 11 Cases. The Company cannot assure investors of the liquidity of an active trading market, the ability to sell shares of the Common Stock when desired, or the prices that an investor may obtain for the shares of the Common Stock.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act, and Section 21E of the Exchange Act. All statements, other than statements of historical fact, included or incorporated in this document are forward-looking statements. The words “believes,” “anticipates,” “estimates,” “plans,” “expects,” “intends,” “may,” “could,” “should,” “potential,” “likely,” “projects,” “predicts,” “continue,” “will,” “schedule,” and “would” or, in each case, their negative or other variations or comparable terminology, are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements are predictions based on the Company’s current expectations and projections about future events and various assumptions. The Company cannot guarantee that it will actually achieve the plans, intentions, or expectations disclosed in its forward-looking statements and you should not place undue reliance on the Company’s forward-looking statements. These forward-looking statements involve a number of risks, uncertainties (many of which are beyond the control of the Company), or other assumptions that may cause actual results or performance to differ materially from those expressed or implied by these forward-looking statements, which could include the following: risks and uncertainties relating to the Chapter 11 Cases, including but not limited to, the Company’s ability to obtain Court approval with respect to motions in the Chapter 11 Cases, the effects of the Chapter 11 Cases on the Company and on the interests of various constituents, Court rulings in the Chapter 11 Cases (including whether the Proposed Plan will be confirmed by the Court and whether the Effective Date of the Proposed Plan occurs) and the outcome of the Chapter 11 Cases in general, the length of time the Company will operate under the Chapter 11 Cases, risks associated with any third-party motions in the Chapter 11 Cases, the adverse effects of the Chapter 11 Cases on the Company’s liquidity or results of operations and increased legal and other professional costs necessary to execute the Company’s Chapter 11 Cases; trading price and volatility of the Common Stock; and the continuation of trading of the Common Stock on the OTC Pink Market, including whether broker-dealers will continue to provide public quotes of the Common Stock on the OTC Pink Market and whether the trading volume of the Common Stock will be sufficient to provide for an efficient trading market. The forward-looking statements contained herein are also subject generally to other risks and uncertainties that are described from time to time in the Company’s filings with the U.S. Securities and Exchange Commission (the “SEC”), including under Item 1A, “Risk Factors” in the Company’s most recent Annual Report on Form 10-K, as filed with the SEC, and as revised and updated by the Company’s Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. The statements made herein are made as of the date of this document and, except as may be required by law, the Company undertakes no obligation to update them, whether as a result of new information, developments, or otherwise.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

99.1	Debtors’ Proposed Joint Plan of Chrome Holding Co. and its Debtor Affiliates, dated August 15, 2025

99.2	Debtors’ Proposed Disclosure Statement for the Proposed Joint Plan Of Chrome Holding Co. and its Debtor Affiliates Pursuant to Chapter 11 of the Bankruptcy Code, dated August 15, 2025

104	Cover Page Interactive Data File - the cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHROME HOLDING CO.

Date: August 18, 2025	By:	/s/ Joseph Selsavage
	Name:	Joseph Selsavage
	Title:	Interim Chief Executive Officer, and Chief Financial and Accounting Officer